AMENDMENT TO THE
BELLSOUTH PERSONAL RETIREMENT ACCOUNT PENSION PLAN
This  Amendment  is  made to  the  BellSouth  Personal

Retirement  Account  Pension Plan (the  "Plan"),  which

was adopted  effective  July  1,  1993,  as  a

restatement  and amendment  of  the BellSouth Management

Pension  Plan. The BellSouth Employees' Benefit Claim

Review Committee,  acting under authority delegated by

the Nominating and Compensation Committee   of   the

Board of  Directors   of   BellSouth Corporation, hereby

amends the Plan as follows:





                           1.

   Amend Section 1 of the Plan by adding new Sections


1.02A and 1.02B thereto that read as follows:
     1.02A     "Applicable Interest Rate" means

           (a)  for  Plan Years beginning before January

     1, 1998  (January  1,  2000, in the case  of

     Subparagraph 7.06(a)), the interest rate used by

     the

     Pension Benefit Guaranty  Corporation to value (1)

     immediate annuities, as  to  annuities that are in

     payment  status,  or  (2) deferred  annuities,  as

     to  annuities  that  are  not otherwise  currently

     payable,  in  a  trusteed  single employer plan

     that terminates as of January 1st of  the

     applicable calendar year, and

           (b)  for Plan Years beginning on or after

     January 1,  1998  (January 1, 2000, in the case of

     Subparagraph 7.06(a)),  the average yield, expressed

     as  an  annual rate  of  interest, of 30-year

     Treasury securities  for November of the

     immediately preceding Plan Year. 1.02B "Applicable

     Mortality Table" means

           (a)  for  Plan Years beginning before January

     1, 1998  (January  1,  2000, in the case  of

     Subparagraph 7.06(a)),  the  BellSouth  Management

     50/50  mortality rates, and

           (b)  for Plan Years beginning on or after

     January 1,  1998  (January 1, 2000, in the case of

     Subparagraph 7.06(a)),  the  GAM  83 mortality

     tables,  adjusted  to eliminate gender

     distinctions, or such other  table  or tables  as

     may be prescribed by the Secretary  of  the

     Treasury from time to time.

                            2.

      Amend  Section  7 of the Plan by replacing  the

first sentence of Subparagraph 7.06(a) with the

following:

           If  the  greater  of  the  Participant's

     account balance  or  the  present value  of  the

     Participant's accrued benefit  (determined  using

     the   Applicable Mortality  Table and the Applicable

     Interest  Rate)  is less  than  or equal to $3,500

     as of the  date  of  his retirement or termination,

     a lump-sum settlement  equal to  such greater

     amount shall be payable to him on such date  in

     lieu  of any other benefits under  the  Plan,

     provided the greater of such amounts remains $3,500

     or less through the date of payment.

                            3.

   Amend Section 7 of the Plan by replacing Paragraph

7.08 with the following:

   7.08  Lump  Sum Settlement Option.  A  Participant

may  Elect  to  receive a lump sum settlement as

determined below in lieu of the forms of benefit

described in Paragraph 7.01.


            (a) An election to receive a lump sum

     settlement described in this Paragraph 7.08 by a

     Participant shall include  amounts  payable  by

     Participating  Companies pursuant  to  Paragraph

     6.05 of the Plan which  are  in excess of the

     "maximum permissible amount" described in such

     Paragraph only  if the  present  value  of  such

     amounts, determined on the Pension  Commencement

Date using the Applicable Mortality Table and the

Applicable Interest Rate, does not exceed $20,000.

     (b)  The  lump  sum settlement of any

Participant described in subparagraph 7.08(a) who

Elects  the  lump sum  settlement option shall equal

the greater  of  (i) the Participant's account

balance, and (ii) the present value  of  the

Participant's pension  on  his  Pension Commencement

Date, which shall be determined using  the Applicable

Mortality Table and the Applicable  Interest Rate.

         (c)  A Participant who wants to Elect to

receive  a  lump sum settlement as  described

above  must  do  so  in accordance  with

the procedures in Paragraph 7.02.

     (d)   As  a special transition rule

for Participants whose Pension

Commencement Dates occur on or after July

1, 1996, and in a Plan Year  which  begins

before January 1,  2000, such a

Participant's present value amount  in

clause (ii) of Subparagraph 7.08(b) shall

be determined using the interest rate

specified in Paragraph 1.02A(b) and the

mortality table specified  in  Paragraph  1.02B(b)

if the combined  use of that rate and table

results in  a  higher present value amount

than  the combined  use of the rate and

table specified in Paragraphs   1.02A(a)

and 1.02B(a), respectively.

                        4.

   Amend Section 8 of the Plan by adding the following

sentence to the end of Paragraph 8.02:

Effective  for such Participants who die  on  or after

July 22,  1996, (a) if the Participant has a surviving

spouse, in lieu of the monthly pension described above,

the surviving spouse may elect to receive a  lump  sum

settlement that is equal to the greater of (I)  45%  of

the Participant's hypothetical   account   balance

determined in steps (i) and (ii), above, and  (II)  the

present value of such monthly pension determined  using

the Applicable Mortality  Table  and  the  Applicable

Interest  Rate, and (b) if such a Participant dies and

does not have a surviving spouse, the amount determined

in the prior sentence shall be paid to his estate in  a

lump sum. APPROVED this 22nd day of July, 1996.

EMPLOYEES' BENEFIT CLAIM REVIEW
COMMITTEE:




/s/ H.C. Henry, Jr.
H. C. Henry, Jr.
Executive Vice President - Corporate
Relations, Chairman